                                                                   EXHIBIT 99.3


                            Supplemental Data Report

                         Three Months Ended September 30, 2002

    Dollars in thousands, except per share data, unless otherwise disclosed

                         Updated as of October 24, 2002


1)       RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED


                                                                        FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                                           ENDED SEPT. 30,                ENDED SEPT. 30,
                                                                      -------------------------    ----------------------------
                                                                         2002          2001            2002            2001
                                                                      ----------   ------------    ------------    ------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL
        ESTATE PROPERTIES                                             $   20,248   $     19,307    $     59,721    $     58,741

        CERTAIN DEBT-RELATED CHARGES (2)                                       0            607               0             607

        ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
                ON A STRAIGHT LINE BASIS (2)                              (1,017)        (1,289)         (2,248)         (4,480)

        PREFERRED STOCK DIVIDEND (2)                                      (1,664)        (1,664)         (4,992)         (4,992)

        REAL ESTATE DEPRECIATION                                          10,094         10,007          30,411          29,949
                                                                      -------------------------    ----------------------------
        TOTAL ADJUSTMENTS                                                  7,413          7,661          23,171          21,084
                                                                      -------------------------    ----------------------------

FUNDS FROM OPERATIONS - BASIC                                         $   27,661   $     26,968    $     82,892    $     79,825
                                                                      =========================    ============================

        CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                            0              0               0               0
                                                                      =========================    ============================

FUNDS FROM OPERATIONS - DILUTED                                       $   27,661   $     26,968    $     82,892    $     79,825
                                                                      =========================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                        $     0.68   $       0.68    $       2.04    $       2.01
                                                                      =========================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                      $     0.67   $       0.67    $       2.00    $       1.98
                                                                      =========================    ============================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                         40,682,210     39,891,254      40,601,065      39,748,243
                                                                      =========================    ============================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                       41,487,797     40,512,989      41,450,671      40,404,491
                                                                      =========================    ============================

(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. In 2002, the Company included only three and nine months of preferred stock dividends in computing FFO for the three and nine months, respectively, although an additional amount was paid upon redemption of the preferred stock on September 30, 2002. In 2001, the Company also excluded certain debt-related charges in computing FFO although NAREIT's definition of funds from operations requires its inclusion. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REIT's do, FFO on a diluted basis would have been $0.68 and $2.04, respectively, per common share for the three and nine months ended September 30, 2002.

-------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website - www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
-------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 1 OF 13

2)       CONDENSED CONSOLIDATED BALANCE SHEETS


       ASSETS                                                                              (Unaudited)           (1)
                                                                                          SEPT. 30, 2002    DEC. 31, 2001
                                                                                          --------------    -------------
         Real estate properties (2):
                 Land                                                                      $   135,240       $   149,522
                 Buildings and improvements                                                  1,321,558         1,348,031
                 Personal property                                                               8,486             7,815
                 Construction in progress                                                        9,911            18,255
                                                                                           -----------       -----------
                                                                                             1,475,195         1,523,623
                 Less accumulated depreciation                                                (185,999)         (160,886)
                                                                                           -----------       -----------
                         Total real estate properties, net                                   1,289,196         1,362,737

         Cash and cash equivalents                                                               2,743             2,930

         Mortgage notes receivable                                                             107,940           122,074

         Other assets, net                                                                      91,291            67,740
                                                                                           -----------       -----------

         Total assets                                                                      $ 1,491,170       $ 1,555,481
                                                                                           ===========       ===========


         LIABILITIES AND STOCKHOLDERS' EQUITY

         Liabilities:
                 Notes and bonds payable                                                   $   534,849       $   505,222

                 Accounts payable and accrued liabilities                                       19,966            12,203

                 Other liabilities                                                              13,223            25,969
                                                                                           -----------       -----------

         Total liabilities                                                                     568,038           543,394
                                                                                           -----------       -----------

                 Commitments and contingencies                                                      --                --

         Stockholders' equity:
                 Preferred stock, $.01 par value; 50,000,000 shares authorized;
                         issued and outstanding, 2002-- none; and 2001-- 3,000,000                   0                30
                 Common stock, $.01 par value; 150,000,000 shares authorized;
                         issued and outstanding, 2002-- 41,968,351; 2001-- 41,465,919              419               414

                 Additional paid-in capital                                                  1,027,670         1,089,127

                 Deferred compensation                                                         (22,505)          (12,852)

                 Cumulative net income                                                         437,654           375,061

                 Cumulative dividends                                                         (520,106)         (439,693)
                                                                                           -----------       -----------

         Total stockholders' equity                                                            923,132         1,012,087
                                                                                           -----------       -----------

         Total liabilities and stockholders' equity                                        $ 1,491,170       $ 1,555,481
                                                                                           ===========       ===========

         (1) The balance sheet at December 31, 2001 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         (2) Total weighted average depreciable life is 34.6 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                   PAGE 2 OF 13

3)       CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                                                                  FOR THE THREE MONTHS           FOR THE NINE MONTHS
                                                                     ENDED SEPT. 30,               ENDED SEPT. 30,
                                                               ----------------------------      ----------------------------
                                                                   2002            2001             2002             2001
                                                               -----------      -----------      -----------      -----------
                                                               (Unaudited)      (Unaudited)      (Unaudited)      (Unaudited)

REVENUES
        Master lease rental income                             $    25,276      $    24,941      $    74,855      $    75,053
        Property operating income                                   19,626           15,783           57,627           49,822
        Straight line rent                                           1,017            1,289            2,248            4,480
        Mortgage interest income                                     3,292            4,669           10,614           13,714
        Management fees                                                257              396              850            1,120
        Interest and other income                                      350              740            1,587            1,353
                                                               -----------      -----------      -----------      -----------
                                                                    49,818           47,818          147,781          145,542
                                                               -----------      -----------      -----------      -----------

EXPENSES
        General and administrative                                   3,140            2,772            8,374            7,565
        Property operating expenses                                  7,486            6,288           22,348           19,151
        Interest                                                     8,529            9,161           25,966           29,360
        Depreciation                                                10,386           10,216           31,267           30,496
        Amortization                                                    29               74              105              229
                                                               -----------      -----------      -----------      -----------
                                                                    29,570           28,511           88,060           86,801
                                                               -----------      -----------      -----------      -----------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
REAL ESTATE PROPERTIES                                              20,248           19,307           59,721           58,741

        Net gain (loss) on sale of real estate properties              242              416            2,872              999
                                                               -----------      -----------      -----------      -----------

NET INCOME                                                     $    20,490      $    19,723      $    62,593      $    59,740
                                                               ===========      ===========      ===========      ===========

NET INCOME PER COMMON SHARE - BASIC                            $      0.45      $      0.45      $      1.40      $      1.38
                                                               ===========      ===========      ===========      ===========

NET INCOME PER COMMON SHARE - DILUTED                          $      0.44      $      0.45      $      1.38      $      1.36
                                                               ===========      ===========      ===========      ===========

COMMON SHARES OUTSTANDING - BASIC                               40,682,210       39,891,254       40,601,065       39,748,243
                                                               ===========      ===========      ===========      ===========

COMMON SHARES OUTSTANDING - DILUTED                             41,487,797       40,512,989       41,450,671       40,404,491
                                                               ===========      ===========      ===========      ===========


         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.


          RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)


                                                                 FOR THE THREE MONTHS           FOR THE NINE MONTHS
                                                                    ENDED SEPT. 30,                ENDED SEPT. 30,
                                                                -----------------------       -----------------------
                                                                  2002           2001           2002          2001
                                                                --------       --------       --------       --------

         NET INCOME                                             $ 20,490       $ 19,723       $ 62,593       $ 59,740

         DEPRECIATION AND AMORTIZATION (1)                        10,415         10,290         31,372         30,725
         DEPRECIATION AND AMORTIZATION (2)                        (8,533)        (8,406)       (24,788)       (25,218)
         GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS        10,495           (133)        11,652            115
         STRAIGHT LINE RENT                                         (895)        (1,289)        (2,126)        (4,480)
         OTHER                                                     3,020            201          1,945            600
                                                                --------       --------       --------       --------
                                                                  14,502            663         18,055          1,742
                                                                --------       --------       --------       --------

         TAXABLE INCOME (3)                                     $ 34,992       $ 20,386       $ 80,648       $ 61,482
                                                                ========       ========       ========       ========

         (1)      Per Statement of Income
         (2)      Tax basis
         (3)      Before REIT dividend paid deduction

NOTE: While taxable income cannot be determined with any certainty until after the close of the calendar year, the Company has estimated taxable income for the periods ended September 30, 2002 and September 30, 2001 based on the Company's net income for financial statement purposes adjusted for anticipated differences between financial statement net income and REIT taxable income. These differences arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS

                                                                         FOR THE THREE                      FOR THE NINE
                                                        NUMBER OF        MONTHS ENDED      NUMBER OF        MONTHS ENDED
                                                        PROPERTIES         09/30/02        PROPERTIES         09/30/02
                                                        ----------       -------------     ----------       ------------

         Balance at beginning of period                     3             $ 18,064              4             $ 18,255

         Fundings on projects in existence at
           the beginning of the period                      0                1,120              0                6,031

         New Projects started during the period             0                    0              0                    0

         Completions                                       (1)              (9,273)            (2)             (14,375)
                                                           --             --------             --             --------

         Balance at end of period                           2             $  9,911              2             $  9,911
                                                           ==             ========             ==             ========


         B)       REAL ESTATE PROPERTIES

                                                                    FOR THE THREE                            FOR THE NINE
                                                 NUMBER OF          MONTHS ENDED          NUMBER OF          MONTHS ENDED
                                                 PROPERTIES           09/30/02            PROPERTIES           09/30/02
                                                 ----------         -------------         ----------         ------------

         Balance at beginning of period             201             $ 1,500,823              205             $ 1,505,368

         Acquisitions                                 0                       0                0                       0

         Additions/Improvements                       0                   4,576                0                  15,004

         Completions (CIP)                            1                   9,273                2                  14,375

         Sales                                       (6)                (49,388)             (11)                (69,463)
                                                    ---             -----------              ---             -----------

         Balance at end of period                   196             $ 1,465,284              196             $ 1,465,284
                                                    ===             ===========              ===             ===========


         C)       MORTGAGE NOTES RECEIVABLE

                                                                          FOR THE THREE                         FOR THE NINE
                                                         NUMBER OF        MONTHS ENDED         NUMBER OF        MONTHS ENDED
                                                         PROPERTIES         09/30/02           PROPERTIES         09/30/02
                                                         ----------       ------------         ----------       ------------

         Balance at beginning of period                     29             $ 114,027              36             $ 122,074

         Funding of Mortgages                                0                    57               0                 3,921

         Repayments                                         (4)               (5,754)            (11)              (16,770)

         Purchase Price Adjustment Amortization              0                  (159)              0                  (477)

         Scheduled Principal Payments                        0                  (231)              0                  (808)
                                                            --             ---------              --             ---------

         Balance at end of period                           25             $ 107,940              25             $ 107,940
                                                            ==             =========              ==             =========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 4 OF 13

5)    INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                      OUTPATIENT FACILITIES                          INPATIENT FACILITIES
                      -------------------------------------------------  --------------------------------------
                                             Comp.               Other   Assist-                In-      Other
                                             Ambu-               Out-      ed      Skilled     patient    In-
                      Ancillary             latory     Medical  Patient  Living    Nursing     Rehab    patient
                       Hospital  Physician   Care      Office   Facili-  Facili-   Facili-     Facili-  Facili-              % of
                      Facilities  Clinics   Centers  Buildings  ties(1)   ities     ities      ities    ties(2)     Total    Total
                      -------------------------------------------------  ----------------------------------------------------------
OPERATING
PROPERTIES
 1 Arizona               3,594               13,361                                                                 16,955    1.07%
 2 California           47,173               29,551                                                                 76,724    4.85%
 3 Florida              30,778     10,311    44,549     8,433                                                       94,071    5.94%
 4 Georgia              18,876                                                                                      18,876    1.19%
 5 Kansas               10,993                                                                                      10,993    0.69%
 6 Mississippi           6,005                                   4,290                                              10,295    0.65%
 7 Missouri                         5,579    11,845                                                                 17,424    1.10%
 8 Nevada               44,603                                                                                      44,603    2.82%
 9 Pennsylvania         13,937      4,960                                                                2,902      21,799    1.38%
10 Tennessee            53,733      8,699              10,939                                                       73,371    4.63%
11 Texas                24,916                          8,739                                                       33,655    2.13%
12 Virginia             28,938      3,289              12,447                                                       44,674    2.82%
13 Wyoming              18,552                          2,180                                                       20,732    1.31%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL OPER.
     PROPERTIES        302,098     32,838    99,306    42,738    4,290          0         0         0    2,902     484,172   30.58%
                      -------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:                5.0%       9.4%     13.0%     -5.6%     0.0%                                    0.0%        6.9%
-----------------------------------------------------------------------------------------------------------------------------------

MASTER LEASES
 1 Alabama              43,697                                  11,475      4,348              17,722               77,242    4.88%
 2 Arizona               5,274                                                        2,874                          8,148    0.51%
 3 Arkansas                                                      3,040                                               3,040    0.19%
 4 California           29,208      8,321                        1,046               12,688                         51,263    3.24%
 5 Colorado                                                                 4,967    21,441                         26,408    1.67%
 6 Connecticut                                                             12,128                                   12,128    0.77%
 7 Florida              39,668     45,672    13,558     1,441    9,538     23,553    10,206    11,703              155,339    9.81%
 8 Georgia                          5,414                        1,587     10,028                                   17,029    1.08%
 9 Illinois                        11,879                        1,478                                              13,357    0.84%
10 Indiana                                                                            3,640                          3,640    0.23%
11 Kansas                                                                             7,593                          7,593    0.48%
12 Massachusetts                   19,739                                                                           19,739    1.25%
13 Michigan                                                                          12,715             13,789      26,504    1.67%
14 Mississippi                                                              3,456                                    3,456    0.22%
15 Missouri                                  16,288              4,547      6,218    11,083                         38,136    2.41%
16 Nevada                6,999                                   3,801                                              10,800    0.68%
17 New Jersey                                                              18,952                                   18,952    1.20%
18 North Carolina                                                           3,884                                    3,884    0.25%
19 Ohio                                                                     4,468                                    4,468    0.28%
20 Oklahoma                                                                          13,274                         13,274    0.84%
21 Pennsylvania                                                            30,914    20,969   113,492              165,375   10.45%
22 Tennessee             3,139      2,598                                   7,454     8,335                         21,526    1.36%
23 Texas                39,679     17,227    22,180     1,976              72,210    19,466    13,136    5,992     191,866   12.12%
24 Virginia             22,995                          1,941    2,155     17,309    37,031                         81,431    5.14%
25 Wyoming                                                                  6,954                                    6,954    0.44%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL MASTER
     LEASES            190,659    110,850    52,026     5,358   38,667    226,843   181,315   156,053   19,781     981,552   62.00%
                      -------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:                1.2%       4.0%     -0.8%      2.9%    -1.6%       1.6%      1.6%      2.1%     0.5%        1.6%
-----------------------------------------------------------------------------------------------------------------------------------

     Corporate
     Property                                                                                                        9,471    0.60%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL EQUITY
     INVESTMENTS      $492,757   $143,688  $151,332   $48,096  $42,957   $226,843  $181,315 $ 156,053  $22,683  $1,475,195   93.18%
                      =============================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):               36.4       33.4      33.1      36.1     35.5       32.3      35.5      34.8     31.3        34.6
Wtd Avg Period
Held (yrs):                6.1        5.0       4.9       6.2      5.6        3.8       5.7       4.0      4.0         5.2
-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
 1 Arizona                                                                  6,042                       17,160      23,202    1.47%
 2 California                                                              16,763                        7,712      24,475    1.55%
 3 Florida                          9,406                                  11,764                                   21,170    1.34%
 4 Georgia                                                                  1,116                                    1,116    0.07%
 5 Idaho                                                                    4,768                                    4,768    0.30%
 6 Michigan                                                                          10,827                         10,827    0.68%
 7 New Mexico                                                                 744                                      744    0.05%
 8 Ohio                                                                     1,563       586                          2,149    0.14%
 9 Oregon                                                                   2,831                                    2,831    0.18%
10 South Carolina                                                           2,991                                    2,991    0.19%
11 Tennessee                                                                  737    11,724                         12,461    0.79%
12 Texas                              590                                     616                                    1,206    0.08%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL MTG.
     INVESTMENTS      $     --   $  9,996  $     --   $    --  $    --   $ 49,935  $ 23,137  $     --  $24,872  $  107,940    6.82%
                      -------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:                           1.1%                                   -3.4%     14.2%               1.4%        1.6%
---------------------------------------------------------------------------------------------------------------------------

     TOTAL
     INVESTMENTS      $492,757   $153,684  $151,332   $48,096  $42,957   $276,778  $204,452  $156,053  $47,555  $1,583,135  100.00%
                      =============================================================================================================

    PERCENT OF
    $ INVESTED          32.125%     9.708%    9.559%    3.038%   2.713%    17.483%   12.914%    9.857%   3.004%     100.00%
                      =============================================================================================================

    NUMBER OF
    PROPERTIES              56         29        13         9       12         53        37         9        5         223
                      ======================================================================================================

    NUMBER OF BEDS                                                          4,705     3,940       759      354       9,758
                                                                       =====================================================

(1)  3 facility types <2% each.
(2)  4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT                                           PAGE 5 OF 13
THREE MONTHS ENDED SEPT. 30, 2002

6)     INVESTMENT BY OPERATOR/SIGNIFICANT TENANT


                                Number of      (1)
                                  Real        Real       Number of                  Total      (1)
                                 Estate       Estate      Mortgage     Mortgage  Number of    Total     Commit-
                                Properties  Investment   Properties   Investment Properties Investment   ments     Total    Percent
                                ---------------------------------------------------------------------------------------------------

PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
--------------------------------------------------------
    1 Healthsouth                   27         275,106                               27         275,106             275,106  17.37%
    2 HCA - The Healthcare
      Company                       26         218,562                               26         218,562     428     218,990  13.83%
    3 Tenet                         12          99,643       1           7,712       13         107,355             107,355   6.78%
    4 Balanced Care                 14          64,658                               14          64,658              64,658   4.08%
    5 Baptist Memorial Hospital     4           48,354                                4          48,354              48,354   3.05%
    6 Integrated Health             3           36,946                                3          36,946              36,946   2.33%
    7 Methodist                     4           26,440                                4          26,440              26,440   1.67%
    8 Triad                         4           24,570                                4          24,570              24,570   1.55%
    9 MedCath                       1            3,594       1          17,160        2          20,754              20,754   1.31%
   10 United Medical Center         1           20,732                                1          20,732              20,732   1.31%
   11 Ramsay                        2           19,782                                2          19,782              19,782   1.25%
   12 Ephrata Community
      Hospital                      3           18,897                                3          18,897              18,897   1.19%
   13 KS Management Services        1           17,227                                1          17,227              17,227   1.09%
14-25 12 Operators With Less
      than 1% Each                 17          105,824       1           7,580       18         113,404      --     113,404   7.16%
                                ---------------------------------------------------------------------------------------------------
                                  119          980,335       3          32,452      122       1,012,787     428   1,013,215  63.98%
                                ---------------------------------------------------------------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
   26 Life Care Centers            12           82,958       2           9,307       14          92,265              92,265   5.83%
   27 Summerville                   5           52,838                                5          52,838              52,838   3.34%
   28 Lewis-Gale Clinic, LLC        8           44,675                                8          44,675              44,675   2.82%
   29 Senior Lifestyles             4           43,460                                4          43,460              43,460   2.74%
   30 HRT Multi-tenant              4           32,089                                4          32,089              32,089   2.03%
   31 Kerlan Jobe Orthopedic        1           29,550                                1          29,550              29,550   1.87%
   32 Emeritus                      4           28,750                                4          28,750              28,750   1.82%
   33 Melbourne Internal
      Medicine                      4           28,411                                4          28,411              28,411   1.79%
   34 Centennial                    6           16,355       1           9,254        7          25,609              25,609   1.62%
   35 Wellington                    5           19,292                                5          19,292              19,292   1.22%
 6-62 27 Operators With Less
         than 1% Each              26          107,011      19          56,927       45         163,938      --     163,938  10.35%
                                ---------------------------------------------------------------------------------------------------
                                   79          485,389      22          75,488      101         560,877      --     560,877  35.42%
                                ---------------------------------------------------------------------------------------------------
      Corporate Property                         9,471                                            9,471               9,471   0.60%
                                ---------------------------------------------------------------------------------------------------

                                  198       $1,475,195      25        $107,940      223      $1,583,135    $428  $1,583,563  100.00%
                                ===================================================================================================

1)  Includes construction in progress.


7)     SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                          Number of Properties                   Owned
                  --------------------------------   -----------------------------
                                                                Construc-            Third Party
                           Third                      NOT        tion In              Property
                    Owned  Party  Mortgages Total   Managed     Progress   Managed   Management     Mortgages     Total     Percent
                  -----------------------------------------------------------------  -----------------------------------------------
 1 Florida           34      76       3      113       804,860    34,716    562,997   1,524,661      172,060    3,099,294    24.37%
 2 Texas             26               2       28     1,097,527              412,373                   66,665    1,576,565    12.40%
 3 Tennessee         15       5       3       23       161,366              503,119     291,244      184,191    1,139,920     8.96%
 4 California        12       1       4       17       256,144              364,014      30,245      465,380    1,115,783     8.77%
 5 Virginia          24       1               25       527,705              461,904     111,998                 1,101,607     8.66%
 6 Pennsylvania      20                       20       722,053              116,297                               838,350     6.59%
 7 Alabama           10                       10       507,530                                                    507,530     3.99%
 8 Georgia            7               1        8       138,599              204,127                   40,000      382,726     3.01%
 9 Michigan           6               2        8       235,227                                       129,408      364,635     2.87%
10 Missouri          10                       10       201,167              114,195                               315,362     2.48%
11 Arizona            4               4        8        74,507               75,621                  142,487      292,615     2.30%
12 Nevada             3                        3        43,579              195,915                               239,494     1.88%
13 Colorado           3                        3       225,764                                                    225,764     1.78%
14 Wyoming            2                        2        29,851              193,826                               223,677     1.76%
15 Mississippi        3       3                6        25,000               97,471      70,202                   192,673     1.52%
16 Ohio               1               2        3        33,181                                       124,411      157,592     1.24%
17 Massachusetts      3                        3       141,027                                                    141,027     1.11%
18 Oklahoma           5                        5       139,216                                                    139,216     1.09%
19 Kansas             2                        2        57,035               71,144                               128,179     1.01%
20 Illinois           2                        2       115,100                                                    115,100     0.91%
21 New Jersey         2                        2       110,844                                                    110,844     0.87%
22 Oregon                             1        1                                                      80,429       80,429     0.63%
23 Connecticut        1                        1        59,387                                                     59,387     0.47%
24 New Mexico                         1        1                                                      42,639       42,639     0.34%
25 North Carolina     1                        1        33,181                                                     33,181     0.26%
26 Indiana            1                        1        29,500                                                     29,500     0.23%
27 Idaho                              1        1                                                      29,118       29,118     0.23%
28 South Carolina                     1        1                                                      23,000       23,000     0.18%
29 Arkansas           1                        1        11,963                                                     11,963     0.09%
                  ------------------------------------------------------------------------------------------------------------------
   TOTAL SQUARE
   FEET                                              5,781,313    34,716  3,373,003   2,028,350    1,499,788   12,717,170   100.00%
                                                   =================================================================================

   TOTAL
   PROPERTIES       198     86       25      309
                  =================================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                   PAGE 6 OF 13

8)       SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE


                                                        Owned
                                         ------------------------------------    Third Party
                                            NOT       Construction                Property
                                          Managed     In Progress    Managed      Management   Mortgages       Total      Percent
                                         ------------------------------------    -------------------------------------------------

Ancillary Hospital Facility              1,163,704                  2,187,762                                 3,351,466      26.35%
Medical Office Buildings                    42,932                    330,984     1,998,105                   2,372,021      18.65%
Assisted Living Facilities               1,432,174                                               989,285      2,421,459      19.04%
Skilled Nursing Facilities               1,249,751                                               306,010      1,555,761      12.23%
Physician's Clinics                        707,733                    169,141                    105,915        982,789       7.73%
Comprehensive Ambulatory Care Centers      134,857        34,716      648,165                                   817,738       6.43%
Inpatient Rehab Hospitals                  643,383                                                              643,383       5.06%
Other Outpatient Facilities                253,438                     36,951                                   290,389       2.28%
Other Inpatient Facilities                 153,341                                   30,245       98,578        282,164       2.22%

                                         ------------------------------------    -------------------------------------------------
TOTAL SQUARE FEET                        5,781,313        34,716    3,373,003     2,028,350    1,499,788     12,717,170     100.00%

PERCENT OF TOTAL SQUARE FOOTAGE              45.46%         0.27%       26.52%        15.95%       11.79%        100.00%
                                         ====================================    =======================================

TOTAL NUMBER OF PROPERTIES                     142             2           54            86           25            309
                                         ====================================    =======================================


9)       SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT


                                                                 OWNED
                                                    ------------------------------   Third Party
                                                      NOT     Construction            Property
                                                     Managed  In Progress  Managed   Management  Mortgages     Total     Percent
                                                    ------------------------------   -------------------------------------------

PUBLIC OR INVESTMENT GRADE OPERATOR/
SIGNIFICANT TENANT
------------------------------------
     1 HCA - The Healthcare Company                   622,220   34,716     685,280   1,466,838                2,809,054    22.09%
     2 Healthsouth                                  1,124,390              147,639                            1,272,029    10.00%
     3 Tenet Healthcare Corporation                   258,485              341,196      61,968      89,000      750,649     5.90%
     4 Baptist Memorial Hospital                                           369,290     361,446                  730,736     5.75%
     5 Balanced Care                                  400,370                                                   400,370     3.15%
     6 Brookdale Communities                                                                       263,786      263,786     2.07%
     7 Methodist                                                           221,230                              221,230     1.74%
     8 United Medical Center                                               193,826                              193,826     1.52%
     9 Integrated Health                              153,660                                                   153,660     1.21%
    10 Ramsay                                         153,341                                                   153,341     1.21%
    11 Labcorp of America                             129,294                                                   129,294     1.02%
    12 Triad                                          129,442                                                   129,442     1.02%
 13-27 16 Operators with Square Feet Less Than 1%     423,583       --     483,769          --       9,578      916,930     7.21%
                                                    ------------------------------   -------------------------------------------
       TOTAL                                        3,394,785   34,716   2,442,230   1,890,252     362,364    8,124,347    63.88%
                                                    ------------------------------   -------------------------------------------

OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
    28 Life Care Centers of America                   620,527                                      131,813      752,340     5.92%
    29 Lewis-Gale Clinic, LLC                                              461,904                              461,904     3.63%
    30 Senior Lifestyles                              308,742                                                   308,742     2.43%
    31 Summerville                                    292,231                                                   292,231     2.30%
    32 Centennial Healthcare                          151,172                                       80,000      231,172     1.82%
    33 HRT Multi-tenant                                                    227,020                              227,020     1.79%
    34 Emeritus                                       209,747                                                   209,747     1.65%
    35 Hearthstone                                                                                 192,198      192,198     1.51%
    36 Melbourne Internal Medicine                    140,125                                                   140,125     1.10%
    37 HSI                                            139,216                                                   139,216     1.09%
    38 Wellington                                     130,790                                                   130,790     1.03%
    39 Prestige Care                                                                               129,618      129,618     1.02%
 40-64 25 Operators with Square Feet Less Than 1%     393,978       --     241,849     138,098     603,795    1,377,720    10.83%
                                                    ------------------------------   -------------------------------------------
       TOTAL                                        2,386,528       --     930,773     138,098   1,137,424    4,592,823    36.12%
                                                    ------------------------------   -------------------------------------------

       TOTAL SQUARE FEET                            5,781,313   34,716   3,373,003   2,028,350   1,499,788   12,717,170   100.00%
                                                    ==============================   ===========================================


10)      ASSISTED LIVING FACILITY OCCUPANCY


                                                        ALF Revenue
                                                       For the Three       % of ALF
                                          Number of     Months Ended       Revenue to
                     Occupancy           Facilities      09/30/02        Total Revenue
                  --------------------------------------------------------------------

                    0% to 24.9%               0               0              0.0%
                   25% to 49.9%               1              43              0.1%
                   50% to 69.9%               2             220              0.4%
                   70% to 84.9%              24           2,576              5.2%
                  85% to 100.0%              26           3,992              8.0%
                                         ---------------------------------------
                                             53          $6,831             13.7%
                                         =======================================


NOTE: Occupancy rates are generally as of June 30, 2002 and revenues are for the three months ended September 30, 2002.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 7 OF 13

11)      LEASE/MORTGAGE MATURITY SCHEDULE

         A)       LEASES

                                                                       Weighted
                                                                       Average
                            Number Number of  Estimated    Percent of Remaining
                              of   Operating  Annualized   Annualized  Lease
                            Master Property      Net          Net       Term
                            Leases  Leases     Revenue      Revenue    (Years)
                          -----------------------------------------------------

                  2002        3       24         2,439       1.57%      0.00
                  2003        3       48         5,370       3.46%      0.04
                  2004       11       44        10,841       6.98%      0.12
                  2005        4       78         7,009       4.51%      0.11
                  2006        3       64         6,945       4.47%      0.15
                  2007       10       28         7,067       4.55%      0.24
                  2008       20       23        19,860      12.78%      0.76
                  2009       24        6        21,302      13.71%      1.09
                  2010        9        7         6,322       4.07%      0.38
                  2011       10       19        21,123      13.60%      0.89
                  2012       19        5        15,013       9.66%      1.07
                  2013       15        2        18,679      12.02%      1.16
                  2014        1        6         1,852       1.19%      0.08
                  2015        5        0         2,198       1.41%      0.19
            After 2015        5        8         9,332       6.01%      1.33
                          ---------------------------------------------------
                 TOTAL      142      362      $155,352     100.00%      7.61
                          ===================================================

         NUMBER OF PROPERTIES REPRESENTED:           198

         B)       MORTGAGES


                                                                   Weighted
                                                                   Average
                                       Estimated    Percent of    Remaining
                           Number of  Annualized    Annualized    Mortgage
                           Mortgages  Net Revenue   Net Revenue  Term (Years)
                          -----------------------------------------------------

                  2002         6        2,222          18.74%      0.00
                  2003         3          456           3.85%      0.02
                  2004         4        1,998          16.85%      0.36
                  2005         3          666           5.62%      0.25
                  2006         1          502           4.23%      0.18
                  2007         1        1,054           8.89%      0.38
                  2008         3        1,754          14.80%      0.81
                  2009         2        1,437          12.12%      0.85
                  2010         1          956           8.06%      0.70
                  2011         0           --           0.00%      0.00
                  2012         0           --           0.00%      0.00
                  2013         1          810           6.83%      0.65
            After 2013         0           --           0.00%      0.00
                          ---------------------------------------------
                 TOTAL        25      $11,855         100.00%      4.20
                          =============================================

12)      CONSTRUCTION IN PROGRESS - AS OF SEPTEMBER 30, 2002


                                                             Investment     Remaining         Total
         Operator                              Properties     Balance      Commitment     Real Estate(1)
         -------------------------------     -----------------------------------------------------------
         Conemaugh Health Systems                 1            2,902           --            2,902
         Expansion of existing property           1            7,009          428            7,437

                                             -----------------------------------------------------
         TOTAL                                    2           $9,911         $428          $10,339
                                             =====================================================

         Percentage of construction in progress to total investment portfolio:                0.63%
                                                                                           =======


(1)      Projected Timing of Conversion to Revenue Producing Assets:


              2002                                          2003
              -----            -------------------------------------------------------
              QTR 4            QTR 1              QTR 2            QTR 3         QTR 4          Total
              -----            -------------------------------------------------------         -------
               $0               $0               $10,339            $0            $0           $10,339
              =====            =======================================================         =======


         (2) During the three and nine months ending September 30, 2002, the Company capitalized interest in the amount of $257,821.22 and $897,370.87, respectively.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 8 OF 13

13)      LONG-TERM DEBT INFORMATION - AS OF SEPTEMBER 30, 2002

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:


                                                         Balance              Effective Rate
                                                        ---------        -------------------------
        Fixed Rate Debt:
              Senior Notes due 2006                       $  70,000              9.49%
              Senior Notes due 2011, net                    315,163              8.202%                 See Note (C)
              Mortgage Notes Payable                         73,186      Range from 7.22% to 7.76%      See Note (D)
              Other Note Payable                              3,500              7.53%
                                                        -----------
                                                            461,849
                                                        -----------
        Variable Rate Debt:
              Unsecured Credit Facility due 2004             73,000           1.15% over LIBOR          See Note (E)
                                                        -----------
                                                             73,000
                                                        -----------

                                         TOTAL             $534,849
                                                        ===========


         B)       FUTURE MATURITIES:

                                                                                                                 2007
                                               2002         2003         2004          2005         2006       and After     Total

                                             ---------------------------------------------------------------------------------------

         Fixed Rate Debt:
               Senior Notes due 2006         $    --     $      --     $  20,300     $ 20,300     $  29,400     $     --    $ 70,000
               Senior Notes due 2011, net        (21)         (122)         (132)        (144)         (142)     315,724     315,163
               Mortgage Notes Payable            480         3,571        18,867        3,748         4,032       42,488      73,186
               Other Note Payable                 --         1,167         1,167        1,166            --           --       3,500
         Variable Rate Debt:
               Unsecured Credit Facility
                 due 2004                         --            --        73,000           --            --           --      73,000
                                             ---------------------------------------------------------------------------------------
                                             $   459     $   4,616     $ 113,202     $ 25,070     $  33,290     $358,212    $534,849
                                             =======================================================================================


C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, matures in July 2004, is priced at 1.15% over LIBOR, and has a 0.2% facility fee.

F)       CREDIT RATING:

         Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006 and 2011.

         Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006 and 2011.

         Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006 and 2011.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 9 OF 13

14)      DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

         A)       COMMON STOCK

                                                                                                   Increase
                                                                                                  From Prior
              Operating Period                               Payment Date         Amount            Quarter          Annualized
              -----------------------------------------------------------------------------------------------------------------
              First Quarter 1997                              May 15, 1997         0.495             0.005              1.98
              Second Quarter 1997                            Aug. 15, 1997         0.500             0.005              2.00
              Third Quarter 1997                             Nov. 17, 1997         0.505             0.005              2.02
              Fourth Quarter 1997                            Feb. 16, 1998         0.510             0.005              2.04

              First Quarter 1998                              May 18, 1998         0.515             0.005              2.06
              Second Quarter 1998                            Aug. 17, 1998         0.520             0.005              2.08
              Third Quarter 1998                             Nov. 16, 1998         0.525             0.005              2.10
              Fourth Quarter 1998                            Feb. 15, 1999         0.530             0.005              2.12

              First Quarter 1999                              May 17, 1999         0.535             0.005              2.14
              Second Quarter 1999                            Aug. 16, 1999         0.540             0.005              2.16
              Third Quarter 1999                             Nov. 16, 1999         0.545             0.005              2.18
              Fourth Quarter 1999                            Feb. 16, 2000         0.550             0.005              2.20

              First Quarter 2000                              May 17, 2000         0.555             0.005              2.22
              Second Quarter 2000                            Aug. 16, 2000         0.560             0.005              2.24
              Third Quarter 2000                              Dec. 6, 2000         0.565             0.005              2.26
              Fourth Quarter 2000                            March 7, 2001         0.570             0.005              2.28

              First Quarter 2001                              June 7, 2001         0.575             0.005              2.30
              Second Quarter 2001                            Sept. 6, 2001         0.580             0.005              2.32
              Third Quarter 2001                              Dec. 6, 2001         0.585             0.005              2.34
              Fourth Quarter 2001                            March 6, 2002         0.590             0.005              2.36

              First Quarter 2002                              June 6, 2002         0.595             0.005              2.38
              Second Quarter 2002                            Sept. 5, 2002         0.600             0.005              2.40
              Third Quarter 2002                              Dec. 5, 2002         0.605             0.005              2.42

         B)       PREFERRED STOCK

                                                                                                   Increase
                                                                                                  From Prior
              Operating Period                               Payment Date         Amount            Quarter          Annualized
              -----------------------------------------------------------------------------------------------------------------
              September 1, 1998 - November 15, 1998          Nov. 26, 1998       0.46224              0.0               2.22
              November 16, 1998 - February 15, 1999          Feb. 26, 1999       0.55469              0.0               2.22

              February 16, 1999 - May 15, 1999                May 28, 1999       0.55469              0.0               2.22
              May 16, 1999 - August 15, 1999                 Aug. 27, 1999       0.55469              0.0               2.22
              August 16, 1999 - November 15, 1999            Nov. 26, 1999       0.55469              0.0               2.22
              November 16, 1999 - February 15, 2000          Feb. 29, 2000       0.55469              0.0               2.22

              February 16, 2000 - May 15, 2000                May 31, 2000       0.55469              0.0               2.22
              May 16, 2000 - August 15, 2000                 Aug. 31, 2000       0.55469              0.0               2.22
              August 16, 2000 - November 15, 2000            Nov. 30, 2000       0.55469              0.0               2.22
              November 16, 2000 - February 15, 2001          Feb. 28, 2001       0.55469              0.0               2.22

              February 16, 2001 - May 15, 2001                May 31, 2001       0.55469              0.0               2.22
              May 16, 2001 - August 15, 2001                 Aug. 31, 2001       0.55469              0.0               2.22
              August 16, 2001 - November 15, 2001            Nov. 30, 2001       0.55469              0.0               2.22
              November 16, 2001 - February 15, 2002          Feb. 28, 2002       0.55469              0.0               2.22

              February 16, 2002 - May 15, 2002                May 31, 2002       0.55469              0.0               2.22
              May 16, 2002 - August 15, 2002                 Aug. 30, 2002       0.55469              0.0               2.22
              August 16, 2002- September 30, 2002           Sept. 30, 2002       0.18896              0.0               2.22

                  On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

         C)       INFORMATION REGARDING TAXABLE STATUS OF 2001 CASH
                  DISTRIBUTIONS

                                                               Cash           Taxable
                                                           Distribution       Ordinary        Return of
                                                             Per Share        Dividend         Capital
                                                           --------------------------------------------
         HR COMMON                                          $ 2.310000       $ 1.954022      $ 0.355978
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED                       $ 2.218760       $ 2.218760      $       --
         CUSIP # 421946203

         Note: While the taxability of 2002 dividends cannot be determined until late January 2003, the Company is not aware of any activities that would cause a substantial change in the taxability of the total 2002 dividend. Therefore, the taxability of the total 2002 dividend should approximate the taxability of the dividends paid March 7, June 7, September 6, and December 6, 2001. However, the total 2002 cash distribution per share for the 8.875% Series A Preferred Stock was $1.29834 due to the redemption of these shares on September 30, 2002.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                        FOR THE THREE MONTHS          FOR THE NINE MONTHS
                                                                          ENDED SEPT. 30,               ENDED SEPT. 30,
                                                                     -------------------------     -------------------------
                                                                        2002           2001           2002           2001
                                                                     -------------------------     -------------------------
      TOTAL COMMON SHARES OUTSTANDING                                41,968,351     40,765,435     41,968,351     40,765,435
                                                                     =========================     =========================

      WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                     41,942,781     40,729,439     41,861,636     40,586,428
              Actual Restricted Stock Shares                         (1,260,571)      (838,185)    (1,260,571)      (838,185)
                                                                     -------------------------     -------------------------
      DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO          40,682,210     39,891,254     40,601,065     39,748,243

              Restricted Shares - Treasury                              730,923        506,341        748,176        544,116
              Dilution for Convertible Debentures                             0              0              0              0
              Dilution for Employee Stock Purchase Plan                  74,664        115,394        101,430        112,132
                                                                     -------------------------     -------------------------
      DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO        41,487,797     40,512,989     41,450,671     40,404,491
                                                                     =========================     =========================

         NOTE: AS OF SEPTEMBER 30, 2002, HR HAD APPROXIMATELY 1,740 SHAREHOLDERS OF RECORD.

16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF SEPTEMBER 30, 2002


      OFFICERS                                  Owned            Restricted (1)     Reserved (2)          Options      Total
      --------                                 -------------------------------------------------------------------------------
         David R. Emery                        144,800 (3)          588,680           225,000                0         958,480
         Timothy G. Wallace                     34,356              308,959           110,000                0         453,315
         Roger O. West                           4,656              310,735           110,000                0         425,391

         Other Officers as a group              25,848               49,347                 0                0          75,195

         Directors as a group                   44,112                2,850                 0                0          46,962

                                               -------------------------------------------------------------------------------
         TOTAL                                 253,772            1,260,571           445,000                0       1,959,343
                                               ================================================================================

         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)      INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2002

      A)      Institutional Shares Held:                             19,845,453          (Source: Form 13F Filings)
                                                                 ==============

      B)      Number of Institutions:                                       176
                                                                  =============

      C)      Percentage of Common Shares Outstanding:                    47.32%
                                                                  =============

18)   BOOK VALUE PER COMMON SHARE

      Total Stockholders' Equity                                  $     923,132

      Total Common Shares Outstanding                                41,968,351
                                                                  -------------

      Book Value Per Common Share                                 $       22.00
                                                                  =============

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 11 OF 13

19)   OTHER CORPORATE INFORMATION

      A)      CORPORATE HEADQUARTERS:

                    HEALTHCARE REALTY TRUST INCORPORATED
                    HEALTHCARE REALTY SERVICES INCORPORATED
                    3310 West End Avenue, Suite 700
                    Nashville, TN  37203
                    Phone:  615-269-8175
                    Fax:  615-269-8461
                    E-mail:  hrinfo@healthcarerealty.com


              OTHER OFFICES:

                    East Florida Regional Office
                    Mid-America Regional Office
                    Mid-Atlantic Regional Office
                    Southern California Regional Office
                    Texas/Southwest Regional Office


      B)      STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                            Security Description               Stock Exchange                 Symbol             CUSIP Number
                    ---------------------------------------------------------------------------------------------------------------
                    Common Stock                            New York Stock Exchange             HR                421946104
                    Senior Notes due 2011                   OTC                                 HR                421946AE4

      C)      WEB SITE:

              www.healthcarerealty.com


      D)      CORPORATE OFFICERS:

                    HEALTHCARE REALTY TRUST INCORPORATED
                    David R. Emery, Chairman of the Board and Chief Executive
                     Officer
                    Timothy G. Wallace, Executive Vice President and Chief
                      Financial Officer
                    Roger O. West, Executive Vice President and General
                      Counsel
                    Michael W. Crisler, Senior Vice President / Technology
                    Eric W. Fischer, Senior Vice President / Real Estate
                      Investments
                    Scott W. Holmes, Senior Vice President / Financial
                      Reporting
                    Fredrick M. Langreck, Senior Vice President / Treasurer
                    J. D. Carter Steele, Senior Vice President / Asset
                      Administration
                    John M. Bryant, Jr., Vice President/Assistant General
                      Counsel
                    Keith A. Harville, Vice President / Real Estate Investments Donald L. Husi, Vice President / Senior Living Asset
                      Administration
                    Leigh Ann Stach, Vice President / Financial Reporting and
                      Controller
                    B. Douglas Whitman, Associate Vice President / Real Estate
                      Investments
                    Brince R. Wilford, Associate Vice President / Real Estate
                      Investments
                    Rita H. Todd, Corporate Secretary

                    HEALTHCARE REALTY SERVICES INCORPORATED
                    B. Bart Starr, Chairman of the Board
                    Roland H. Hart, President
                    Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
                    Anne C. Sanborn, Associate Vice President / Project
                      Development Services


      E)      BOARD OF DIRECTORS:

                    David R. Emery, Chairman of the Board and Chief Executive
                      Officer, Healthcare Realty Trust Incorporated
                    Errol L. Biggs, Ph.D., Director - Center for Health
                      Administration, University of Colorado (Healthcare Academician)
                    C. Raymond Fernandez, M.D., Chief Executive Officer and
                      Chief Medical Officer, Piedmont Clinic (Physician)
                    Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                      Partners (Healthcare Architect)
                    Marliese E. Mooney (Hospital Operations Consultant)
                    Edwin B. Morris III, Managing Director, Morris & Morse
                      (Real Estate Finance Executive)
                    J. Knox Singleton, Chief Executive Officer, INOVA Health
                      Systems (Healthcare Provider Executive)
                    Dan S. Wilford, President and Chief Executive Officer,
                      Memorial Hermann Healthcare System (Healthcare Provider Executive)

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                  PAGE 12 OF 13

       F)         PROFESSIONAL AFFILIATIONS:

                       INDEPENDENT PUBLIC AUDITORS
                       Ernst & Young LLP
                       Suntrust Center
                       424 Church Street, Suite 1100
                       Nashville, TN 37219

                       TRANSFER AGENT
                       EquiServe
                       P.O. Box 43010
                       Providence, RI 02940-3010
                       Phone: 781-575-3400


       G)         DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.


       H)         DIRECT DEPOSIT OF DIVIDENDS:

                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.


       I)         ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:


                       A.G. Edwards & Sons, Inc.                                Ann Melnick  (314) 955-2947
                       Banc of America Securities                               Gary Taylor (212) 847-5174
                       Credit Suisse First Boston Corporation                   Larry Raiman (212) 538-2380
                       Legg Mason Wood Walker Inc.                              Jerry Doctrow  (410) 454-5142
                       Prudential Securities, Inc.                              Jim Sullivan (212) 778-2515
                       UBS Warburg                                              Howard Capek  (212) 821-6369
                       Wachovia Securities, Inc.                                Stephen Swett (212) 909-0954


       J)         PROJECTED DATES FOR 2002 DIVIDEND AND EARNINGS PRESS RELEASES:

                                                               DIVIDEND                              EARNINGS
                                                               --------                              --------
                       First Quarter 2002                      April 24, 2002                        April 26, 2002
                       Second Quarter 2002                     July 23, 2002                         July 26, 2002
                       Third Quarter 2002                      October 22, 2002                      October 25, 2002
                       Fourth Quarter 2002                     January 28, 2003                      January 31, 2003

                   NOTE: A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.


       K)         INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com


   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks arediscussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2001. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPT. 30, 2002                                 PAGE 13 OF 13